Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

14. Contingencies

Value Added Tax Receivables

We generate Value Added Tax (“VAT”) refund claims, recorded as receivables, in multiple jurisdictions through the normal course of our business. Audits related to these claims are in various stages of investigation. If the results of the audit or litigation were to become unfavorable, the uncollectible amounts could be material to our results of operations. In previous years, the right to recover certain VAT receivables associated with European businesses has been questioned by tax authorities. We believe that our claims are valid under applicable law and as such we will continue to pursue collection, possibly through litigation. We assess VAT receivables for collectability and may be required to record reserves in the future. Our VAT receivables totaled $24 million and $23 million as of September 30, 2014 and December 31, 2013, respectively, and are included in other receivables in our consolidated balance sheets.

Litigation and Risks Relating to Value Added Taxes

Holiday Autos, a discontinued operation (see Note 3, Discontinued Operations and Dispositions), conducted a cross border car rental brokering business that involved substantial sums of VAT receivables and payable from the period 2007 to 2009. Certain of the VAT receivables were challenged by tax authorities and successfully defended. In France, however, the Court of Appeal ruled against us on June 18, 2013 in respect of outstanding VAT refund claims of $4 million made for the periods 2007 through 2009. We believe our claims are valid and have appealed the decision to the Supreme Court in France. Due to litigation, significant delays and other factors impacting our settlement of these claims, we have recorded an allowance for losses relating to such events in assets of discontinued operations in our consolidated balance sheets. The allowances recorded as of September 30, 2014 and December 31, 2013, in respect of the French claims subject to litigation, were $4 million. Our VAT receivables, net of reserves, associated with Holiday Autos totaled $5 million and $6 million as of September 30, 2014 and December 31, 2013, respectively, and are included in assets of discontinued operations in our consolidated balance sheets.

As we dissolve subsidiaries associated with discontinued operations, tax authorities may or have initiated audits that could result in challenges to our refund claims and assessments of additional taxes. We believe the merits of our claims are valid and will aggressively defend any denial of our claims.

In the United Kingdom, the Commissioners for Her Majesty’s Revenue & Customs (“HMRC”) had asserted that our subsidiary, Secret Hotels2 Limited (formerly Med Hotels Limited), failed to account for United Kingdom VAT on margins relating to hotels located within the European Union (“EU”). This business was sold in February 2009 to a third-party and we account for it as a discontinued operation. Because the sale was structured as an asset sale, we retained the potential tax liabilities of Secret Hotels2 Limited. HMRC issued assessments of tax totaling approximately $11 million. We appealed the assessments and as a result of an unfavorable ruling against us in the penultimate appeal court, we accrued $17 million of expense included in discontinued operations in the fourth quarter of 2012. On March 5, 2014 judgment was given in favor of Secret Hotels2 Limited. This judgment cannot be further appealed. We therefore reversed our reserve in 2013 in discontinued operations.

HMRC had started a review of other parts of our lastminute.com business in the United Kingdom. Following the favorable judgment in March 2014 associated with Secret Hotels2 Limited, HMRC ceased its review activity and withdrew its VAT claims against lastminute.com.

Legal Proceedings

While certain legal proceedings and related indemnification obligations to which we are a party specify the amounts claimed, these claims may not represent reasonably possible losses. Given the inherent uncertainties of litigation, the ultimate outcome of these matters cannot be predicted at this time, nor can the amount of possible loss or range of loss, if any, be reasonably estimated, except in circumstances where an aggregate litigation accrual has been recorded for probable and reasonably estimable loss contingencies. A determination of the amount of accrual required, if any, for these contingencies is made after careful analysis of each matter. The required accrual may change in the future due to new information or developments in each matter or changes in approach such as a change in settlement strategy in dealing with these matters.

Litigation and Administrative Audit Proceedings Relating to Hotel Occupancy Taxes

Over the past ten years, various state and local governments in the United States have filed approximately 70 lawsuits against us and other OTAs pertaining primarily to whether Travelocity and other OTAs owe sales or occupancy taxes on some or all of the revenues they earn from facilitating hotel reservations using the merchant revenue model. In the merchant revenue model, the customer pays us an amount at the time of booking that includes (i) service fees, which we collect, and (ii) the price of the hotel room and amounts for occupancy or other local taxes, which we pass along to the hotel supplier. The complaints generally allege, among other things, that the defendants failed to pay to the relevant taxing authority hotel accommodations taxes on the service fees. Courts have dismissed approximately 30 of these lawsuits, some for failure to exhaust administrative remedies and some on the basis that we are not subject to the sales or occupancy tax at issue based on the construction of the language in the ordinance. The Fourth, Sixth and Eleventh Circuits of the United States Courts of Appeals each have ruled in our favor on the merits, as have state appellate courts in Missouri, Alabama, Texas, California, Kentucky, Florida, Colorado and Pennsylvania, and a number of state and federal trial courts. The remaining lawsuits are in various stages of litigation. We have also settled some cases individually, most for nuisance value, and with respect to these settlements, have generally reserved our rights to challenge any effort by the applicable tax authority to impose occupancy taxes in the future.

We have received recent favorable decisions pertaining to cases in North Carolina, California, Montana, Arizona and Colorado. On August 19, 2014, the North Carolina Court of Appeals affirmed a judgment in favor of Travelocity and other OTAs after concluding they are not operators of hotels, motel or similar-type businesses and therefore are not subject to hotel occupancy tax. The plaintiffs have filed a petition for discretionary review with the North Carolina Supreme Court. On May 28, 2014, an administrative hearing officer in Arizona ruled that Travelocity is not responsible for collecting or remitting local hotel taxes and set aside assessments made by twelve municipalities in Arizona, including Phoenix, Scottsdale, Tempe, and Tucson. On March 27, 2014, a California court of appeals upheld a trial court ruling that OTAs, including Travelocity, are not subject to the City of San Diego’s transient occupancy tax because they are not hotel operators or managing agents. The City of San Diego has filed a petition asking the Supreme Court of California to review the case. This marked the third time that a California appellate court has ruled in favor of Travelocity on the question of whether OTAs are subject to transient occupancy taxes in California, the prior two cases being brought by the City of Anaheim and City of Santa Monica. Travelocity also has prevailed at the trial court level in cases brought by San Francisco and Los Angeles, both of which are being appealed by the cities. On March 6, 2014, a Montana trial court ruled by summary judgment that Travelocity and other OTAs are not subject to the State of Montana’s lodging facility use tax or its sales tax on accommodations and vehicles. The lawsuit had been brought by the Montana Department of Revenue, which has appealed the decision. On July 3, 2014, the Colorado Court of Appeals affirmed a final judgment that Travelocity and OTAs are not liable for lodging taxes as claimed by the City of Denver. The City of Denver has petitioned the Supreme Court of Colorado to review the decision.

Although we have prevailed in the majority of these lawsuits and proceedings, there have been several adverse judgments or decisions on the merits, some of which are subject to appeal. On April 3, 2014, the Supreme Court of Wyoming affirmed a decision by the Wyoming State Board of Equalization that Travelocity and other OTAs are subject to sales tax on lodging. Similarly, on March 4, 2014, a trial court in Washington D.C. entered final judgment in favor of the District of Columbia on its claim that Travelocity and other OTAs are subject to the District’s hotel occupancy tax. Travelocity has appealed the trial court’s decision. We did not record material charges associated with these cases during the three and nine months ended September 30, 2014 and 2013. As of September 30, 2014, our reserve for these cases totaled $6 million and is included in other accrued liabilities in our consolidated balance sheets.

On November 21, 2013, the New York State Court of Appeals ruled against Travelocity and other OTAs, holding that New York City’s hotel occupancy tax, which was amended in 2009 to capture revenue from fees charged to customers by third-party travel companies, is constitutional because such fees constitute rent as they are a condition of occupancy. Travelocity had been collecting and remitting taxes under the statute, so the ruling did not impact its financial results in that regard.

On June 21, 2013, a state trial court in Cook County, Illinois granted summary judgment in favor of the City of Chicago and against Travelocity and other OTAs, ruling that Chicago’s hotel tax applies to the fees retained by the OTAs because, according to the trial court, OTAs act as hotel “managers” when facilitating hotel reservations. Travelocity subsequently settled the lawsuit prior to the entry of final judgment or any ruling on damages for an amount not material to our results of operations.

On April 4, 2013, the United States District Court for the Western District of Texas (“W.D.T.”) entered a final judgment against Travelocity and other OTAs in a class action lawsuit filed by the City of San Antonio. The final judgment was based on a jury verdict from October 30, 2009 that the OTAs “control” hotels for purposes of city hotel occupancy taxes. Following that jury verdict, on July 1, 2011, the W.D.T. concluded that fees charged by the OTAs are subject to city hotel occupancy taxes and that the OTAs have a duty to assess, collect and remit these taxes. We disagree with the jury’s finding that we “control” hotels, and with the W.D.T.’s conclusions based on the jury finding, and intend to appeal the final judgment to the United States Court of Appeals for the Fifth Circuit. The verdict against us, including penalties and interest, is $4 million which we do not believe we will ultimately pay and therefore have not accrued any loss related to this case.

We believe the Fifth Circuit’s resolution of the San Antonio appeal may be affected by a separate Texas state appellate court decision in our favor. On October 26, 2011, the Fourteenth Court of Appeals of Texas affirmed a trial court’s summary judgment ruling in favor of the OTAs in a case brought by the City of Houston and the Harris County-Houston Sports Authority on a similarly worded tax ordinance as the one at issue in the San Antonio case. The Texas Supreme Court denied the City of Houston’s petition to review the case. We believe this decision should provide persuasive authority to the Fifth Circuit in its review of the San Antonio case.

In late 2012, the Tax Appeal Court of the State of Hawaii granted summary judgment in favor of Travelocity and other OTAs on the issue of whether Hawaii’s transient accommodation tax applies to the merchant revenue model. However, in January 2013, the same court granted summary judgment in favor of the State of Hawaii and against Travelocity and other OTAs on the issue of whether the state’s general excise tax, which is assessed on all business activity in the state, applies to the merchant revenue model for the period from 2002 to 2011.

We recorded charges of $1 million and $17 million in cost of revenue for the nine months ended September 30, 2014 and 2013, respectively, which represents the amount we would owe to the State of Hawaii, prior to appealing the Tax Appeal Court’s ruling, in back excise taxes, penalties and interest based on the court’s interpretation of the statute. As of September 30, 2014, we maintained an accrued liability of $9 million for this case and have not made material payments in the nine months ended September 30, 2014. Payment of such amount is not an admission that we believe we are subject to the taxes in question.

The State of Hawaii has appealed the Tax Appeal Court’s decision that Travelocity is not subject to transient accommodation tax, and Travelocity has likewise appealed the Tax Appeal Court’s determination that we are subject to general excise tax, as we believe the decision is incorrect and inconsistent with the same court’s prior rulings. If any excise tax is in fact owed (which we dispute), we believe the correct amount should be under $10 million. The ultimate resolution of these contingencies may differ from the liabilities recorded. To the extent our appeal is successful in reducing or eliminating the assessed excise tax amounts, the State of Hawaii would be required to refund such amounts, plus interest. On May 20, 2013, the State of Hawaii issued additional assessments of general excise tax and hotel occupancy tax for the calendar year 2012. Travelocity has appealed these assessments to the Tax Appeal Court, and these assessments have been stayed pending a final appellate decision on the original assessments.

On December 9, 2013, the State of Hawaii also issued assessments of general excise tax for merchant rental car bookings facilitated by Travelocity and other OTAs for the period 2001 to 2012 for which we recorded a $2 million reserve in the fourth quarter of 2013. Travelocity has appealed the assessment to the Tax Appeal Court, which ordered a stay of the assessment pending a final appellate decision on the original assessments.

On July 18, 2014, the State of Hawaii also issued additional assessments of general excise tax and hotel occupancy tax for the calendar year 2013. Travelocity has appealed those assessments to the Tax Appeal Court and intends to request a stay of the assessments pending a final appellate decision on the original assessments.

As of September 30, 2014, we have a reserve of $20 million, included in other accrued liabilities in the consolidated balance sheet, for the potential resolution of issues identified related to litigation involving hotel sales, occupancy or excise taxes, which includes the $11 million liability for the remaining payments to the State of Hawaii. As of December 31, 2013, the reserve for litigation involving hotel sales, occupancy or excise taxes was $18 million. Our estimated liability is based on our current best estimate but the ultimate resolution of these issues may be greater or less than the amount recorded and, if greater, could adversely affect our results of operations.

In addition to the actions by the tax authorities, four consumer class action lawsuits have been filed against us in which the plaintiffs allege that we made misrepresentations concerning the description of the fees received in relation to facilitating hotel reservations. Generally, the consumer claims relate to whether Travelocity provided adequate notice to consumers regarding the nature of our fees and the amount of taxes charged or collected. One of these lawsuits was dismissed by the trial court and this dismissal was subsequently affirmed by the Texas Supreme Court; one was voluntarily dismissed by the plaintiffs; one is pending in Texas state court, where the court is currently considering the plaintiffs’ motion to certify a class action; and the last is pending in federal court, but has been stayed pending the outcome of the Texas state court action. We believe the notice we provided was appropriate.

In addition to the lawsuits, a number of state and local governments have initiated inquiries, audits and other administrative proceedings that could result in an assessment of sales or occupancy taxes on fees. If we do not prevail at the administrative level, those cases could lead to formal litigation proceedings.

Pursuant to our Expedia SMA, we continue to be liable for fees, charges, costs and settlements relating to litigation arising from hotels booked on the Travelocity platform operated by Travelocity prior to the full implementation of the Expedia SMA. However, fees, charges, costs and settlements relating to litigation from hotels booked subsequent to the Expedia SMA will be shared with Expedia according to the terms of the Expedia SMA. Under the Expedia SMA, we are also required to guarantee Travelocity’s indemnification obligations to Expedia for any liabilities arising out of historical claims with respect to this type of litigation.

US Airways Antitrust Litigation and DOJ Investigation

US Airways Antitrust Litigation

In April 2011, US Airways sued us in federal court in the Southern District of New York, alleging violations of the Sherman Act Section 1 (anticompetitive agreements) and Section 2 (monopolization). The complaint was filed two months after we entered into a new distribution agreement with US Airways. In September 2011, the court dismissed all claims relating to Section 2. The claims that were not dismissed are claims brought under Section 1 of the Sherman Act that relate to our contracts with airlines, especially US Airways itself, which US Airways says contain anticompetitive content-related provisions, and an alleged conspiracy with the other GDSs, allegedly to maintain the industry structure and not to implement US Airways’ preferred system of distributing its Choice Seats product. We strongly deny all of the allegations made by US Airways. US Airways quantifies its damages at either $317 million or $482 million (before trebling), depending on certain assumptions. We believe both estimates are based on faulty assumptions and analysis and therefore are highly overstated. In the event US Airways were to prevail on the merits of its claim, we believe any monetary damages awarded (before trebling) would be significantly less than either of US Airways’ proposed damage amounts.

Document, fact and expert witness discovery are complete. Summary judgment motions were filed in April 2014 and we are awaiting a ruling. No trial date has been set and we anticipate the most likely trial date would be in the first half of 2015, assuming no delays with the court’s schedule and that we do not prevail completely with our summary judgment motions.

We have and will incur significant fees, costs and expenses for as long as the litigation is ongoing. In addition, litigation by its nature is highly uncertain and fraught with risk, and it is therefore difficult to predict the outcome of any particular matter. If favorable resolution of the matter is not reached, any monetary damages are subject to trebling under the antitrust laws and US Airways would be eligible to be reimbursed by us for its costs and attorneys’ fees. Depending on the amount of any such judgment, if we do not have sufficient cash on hand, we may be required to seek financing through the issuance of additional equity or from private or public financing. Additionally, US Airways can and has sought injunctive relief, though we believe injunctive relief for US Airways is precluded by the settlement agreement we reached with American Airlines in 2012, which covers affiliates, including through merger, of American Airlines. If injunctive relief were granted, depending on its scope, it could affect the manner in which our airline distribution business is operated and potentially force changes to the existing airline distribution business model. Any of these consequences could have a material adverse effect on our business, financial condition and results of operations.

Department of Justice Investigation

On May 19, 2011, we received a civil investigative demand (“CID”) from the U.S. Department of Justice (“DOJ”) investigating alleged anticompetitive acts related to the airline distribution component of our business. We are fully cooperating with the DOJ investigation and are unable to make any prediction regarding its outcome. The DOJ is also investigating other companies that own GDSs, and has sent CIDs to other companies in the travel industry. Based on its findings in the investigation, the DOJ may (i) close the file, (ii) seek a consent decree to remedy issues it believes violate the antitrust laws, or (iii) file suit against us for violating the antitrust laws, seeking injunctive relief. If injunctive relief were granted, depending on its scope, it could affect the manner in which our airline distribution business is operated and potentially force changes to the existing airline distribution business model. Any of these consequences would have a material adverse effect on our business, financial condition and results of operations.

Insurance Carriers

We have disputes against two of our insurance carriers for failing to reimburse defense costs incurred in the American Airlines antitrust litigation, which we settled in October 2012. Both carriers admitted there is coverage, but reserved their rights not to pay should we be found liable for certain of American Airlines’ allegations. Despite their admission of coverage, the insurers have only reimbursed us for a small portion of our significant defense costs. We filed suit against the entities in New York state court alleging breach of contract and a statutory cause of action for failure to promptly pay claims. If we prevail, we may recover some or all amounts already tendered to the insurance companies for payment within the limits of the policies and may be entitled to 18% interest on such amounts. To date, settlement discussions have been unsuccessful. We are currently in the discovery process. The court has not yet scheduled a trial date though we anticipate trial to begin in the second half of 2015.

Hotel Related Antitrust Proceedings

On August 20, 2012, two individuals alleging to represent a putative class of bookers of online hotel reservations filed a complaint against Sabre Holdings, Travelocity.com LP, and several other online travel companies and hotel chains in the U.S. District Court for the Northern District of California, alleging federal and state antitrust and related claims. The complaint alleges generally that the defendants conspired to enter into illegal agreements relating to the price of hotel rooms. Over 30 copycat suits were filed in various courts in the United States. In December 2012, the Judicial Panel on Multi-District Litigation centralized these cases in the U.S. District Court in the Northern District of Texas, which subsequently consolidated them. The proposed class period is January 1, 2003 through May 1, 2013. On June 15, 2013, the court granted Travelocity’s motion to compel arbitration of claims involving Travelocity bookings made on or after February 4, 2010. While all claims from February 4, 2010 through May 1, 2013 are now excluded from the lawsuit and must be arbitrated if pursued at all, the lawsuit still covers claims from January 1, 2003 through February 3, 2010. Together with the other defendants, Travelocity and Sabre filed a motion to dismiss. On February 18, 2014, the court granted the motion and dismissed the plaintiff’s claims without prejudice. The plaintiffs had moved for leave to file an amended complaint but the judge denied the motion on October 27, 2014. The plaintiffs will have an opportunity to appeal. We deny any conspiracy or any anti-competitive actions and we intend to aggressively defend against the claims.

Even if we are ultimately successful in defending ourselves in this matter, we are likely to incur significant fees, costs and expenses for as long as it is ongoing. In addition, litigation by its nature is highly uncertain and fraught with risk, and it is difficult to predict the outcome of any particular matter. If favorable resolution of the matter is not reached, we could be subject to monetary damages, including treble damages under the antitrust laws, as well as injunctive relief. If injunctive relief were granted, depending on its scope, it could affect the manner in which our Travelocity business is operated and potentially force changes to the existing business model. Any of these consequences could have a material adverse effect on our business, financial condition and results of operations.

Litigation Relating to Patent Infringement

In April 2010, CEATS, Inc. (“CEATS”) filed a patent infringement lawsuit against several ticketing companies and airlines, including JetBlue, in the Eastern District of Texas. CEATS alleged that the mouse-over seat map that appears on the defendants’ websites infringes certain of its patents. JetBlue’s website is provided by our Airline Solutions business under the SabreSonic Web service. On June 11, 2010, JetBlue requested that we indemnify and defend it for and against the CEATS lawsuit based on the indemnification provision in our agreement with JetBlue, and we agreed to a conditional indemnification. CEATS claimed damages of $0.30 per segment sold on JetBlue’s website during the relevant time period which totaled $10 million. A jury trial began on March 12, 2012, which resulted in a jury verdict invalidating the CEATS’ patents. Final judgment was entered and the plaintiff appealed. The Federal Circuit affirmed the jury’s decision in our favor on April 26, 2013. CEATS did not appeal the Federal Circuit’s decision, and its deadline to do so has passed. On June 28, 2013, the Eastern District denied CEATS’ previously filed motion to vacate the judgment based on an alleged conflict of interest with a mediator. CEATS appealed that decision and the Federal Circuit heard the appeal on May 5, 2014, and subsequently denied the appeal. On July 22, 2014, CEATs filed a motion for rehearing en banc before the Federal Circuit which was denied on September 5, 2014. CEATS has ninety days from the denial to file a petition for a review with the Supreme Court.

Indian Income Tax Litigation

We are currently a defendant in income tax litigation brought by the Indian Director of Income Tax (“DIT”) in the Supreme Court of India. The dispute arose in 1999 when the DIT asserted that we have a permanent establishment within the meaning of the Income Tax Treaty between the United States and the Republic of India and accordingly issued tax assessments for assessment years ending March 1998 and March 1999, and later issued further tax assessments for assessment years ending March 2000 through March 2006. We appealed the tax assessments and the Indian Commissioner of Income Tax Appeals returned a mixed verdict. We filed further appeals with the Income Tax Appellate Tribunal, or the ITAT. The ITAT ruled in our favor on June 19, 2009 and July 10, 2009, stating that no income would be chargeable to tax for assessment years ending March 1998 and March 1999, and from March 2000 through March 2006. The DIT appealed those decisions to the Delhi High Court, which found in our favor on July 19, 2010. The DIT has appealed the decision to the Supreme Court of India and no trial date has been set.

We intend to continue to aggressively defend against these claims. Although we do not believe that the outcome of the proceedings will result in a material impact on our business or financial condition, litigation is by its nature uncertain. If the DIT were to fully prevail on every claim, we could be subject to taxes, interest and penalties of approximately $26 million as of September 30, 2014, which could have a material adverse effect on our business, financial condition and results of operations. We do not believe this outcome is probable and therefore have not made any provisions or recorded any liability for the potential resolution of this matter.

Litigation Relating to Routine Proceedings

We are also engaged from time to time in other routine legal and tax proceedings incidental to our business. We do not believe that any of these routine proceedings will have a material impact on the business or our financial condition.

20. Commitments and Contingencies

Future Minimum Payments under Contractual Obligations

At December 31, 2013, future minimum payments required under the Amended and Restated Credit Agreement, 2016 Notes and 2019 Notes, the mortgage facility, operating lease agreements with terms in excess of one year for facilities, equipment and software licenses and other significant contractual cash obligations were as follows:

	Payments Due by Period
Contractual Obligations	2014	2015	2016	2017	2018	Thereafter	Total
	(Amounts in thousands)
Total debt(1)	$320,662	$315,929	$726,845	$360,459	$244,391	$2,855,934	$4,824,220
Headquarters mortgage(2)	5,984	5,984	5,984	80,895	—	—	98,847
Operating lease obligations(3)	31,450	27,217	23,363	15,435	9,668	25,789	132,922
IT outsourcing agreement(4)	165,983	156,492	135,307	99,305	—	—	557,087
Purchase orders(5)	137,456	2,146	1,565	—	—	—	141,167
Letters of credit(6)	65,238	128	1,621	—	—	151	67,138
WNS agreement(7)	23,777	24,910	—	—	—	—	48,687
Other purchase obligations(8)	39,175	—	—	—	—	—	39,175
Unrecognized tax benefits(9)	—	—	—	—	—	—	66,620

Total contractual cash obligations(10)	$789,725	$532,806	$894,685	$556,094	$254,059	$2,881,874	$5,975,863

(1)

Includes all interest and principal related to the 2016 Notes and 2019 Notes. Also includes all interest and principal related to borrowings under the Amended and Restated Credit Agreement, which will mature in 2017 and 2019 and the Incremental Term Facility, which will mature in 2017. We are required to pay a percentage of the excess cash flow generated each year to our lenders which is not reflected in the table above. Interest on the term loan is based on the LIBOR rate plus a base margin and includes the effect of interest rate swaps. For purposes of this table, we have used projected LIBOR rates for all future periods (see Note 11, Debt).

(2)	Includes all interest and principal related to $85 million mortgage facility, which matures on March 1, 2017 (see Note 11, Debt).
(3)	We lease approximately two million square feet of office space in 97 locations in 48 countries. Lease payment escalations are based on fixed annual increases, local consumer price index changes or market rental reviews. We have renewal options of various term lengths at 65 locations, and we have no purchase options and no restrictions imposed by our leases concerning dividends or additional debt.
(4)	Represents minimum amounts due to Hewlett-Packard under the terms of an outsourcing agreement through which HP manages a significant portion of our information technology systems.
(5)	Purchase obligations represent an estimate of all open purchase orders and contractual obligations in the ordinary course of business for which we have not received the goods or services as of December 31, 2013. Although open purchase orders are considered enforceable and legally binding, the terms generally allow us the option to cancel, reschedule and adjust our requirements based on our business needs prior to the delivery of goods or performance of services.
(6)	Our letters of credit consist of stand-by letters of credit, underwritten by a group of lenders, which we primarily issue for certain regulatory purposes as well as to certain hotel properties to secure our payment for hotel room transactions. The contractual expiration dates of these letters of credit are shown in the table above. There were no claims made against any stand-by letters of credit during the years ended December 31, 2013, 2012 and 2011.
(7)	Represents expected payments to WNS Global Services, an entity to which we outsource a portion of our Travelocity contact center operations and back-office fulfillment though 2015. The expected payments are based upon current and historical transactions.
(8)	Consists primarily of minimum payments due under various marketing agreements, management services monitoring fees and media strategy, planning and placement agreements.
(9)	[Unrecognized tax benefits include associated interest and penalties. The timing of related cash payments for substantially all of these liabilities is inherently uncertain because the ultimate amount and timing of such liabilities is affected by factors which are variable and outside our control.]
(10)	Excludes pension obligations; see Note 9, Pension and Other Postretirement Benefit Plans.

The following table presents rent expense for continuing operations for each of the three years ended December 31, 2013, 2012, and 2011:

	Year Ended December 31,
	2013	2012	2011
	(Amounts in thousands)
Rent expense	$40,474	$36,385	$39,846
Less:
Sublease rent	—	—	(3,574)

Total rent expense	$40,474	$36,385	$36,272

Value Added Tax Receivables—We generate Value Added Tax (“VAT”) refund claims, recorded as receivables, in multiple jurisdictions through the normal course of our business. Audits related to these claims are in various stages of investigation. If the results of certain audits or litigation were to become unfavorable or if some of the countries owing a VAT refund default on their obligation due to deterioration in their credit, the uncollectible amounts could be material to our results of operations. In previous years, the right to recover certain VAT receivables associated with our European businesses has been questioned by tax authorities. We believe that our claims are valid under applicable law and as such we will continue to pursue collection, possibly through litigation. Other receivables in our consolidated balance sheets include net VAT receivables totaling $23 million and $19 million as of December 31, 2013 and December 31, 2012, respectively. Although we believe these amounts are collectable, several European countries have recently experienced significantly weakening credit which could impact our future collections from these countries. We continue to assess VAT receivables for collectability and may be required to record reserves in the future.

In addition to the normal course of business receivables, substantial sums of VAT are due in respect of cross border supplies of rental cars by Holiday Autos, a discontinued operation (see Note 4, Discontinued Operations and Dispositions), from the period 2004 to 2009. A number of European Community countries challenged these claims and litigation has been ongoing for several years. Due to significant delays and other factors impacting our settlement of these claims, we have recorded an allowance for losses relating to such events in assets of discontinued operations in the consolidated balance sheets. The allowances recorded as of December 31, 2013 and December 31, 2012 were $4 million and $37 million, respectively. In December 2013, we received payment of approximately $12 million in respect to claims from Italy related to Holiday Autos VAT, enabling an equivalent amount of the allowance to be reversed at that time. The Central Economic Administrative Tribunal in Spain ruled in our favor in January 2013 on claims for 2008 and 2009 of $6 million and in September 2013 on claims for 2004 through 2007 of $15 million. The funds were received and an equivalent amount of allowance was reversed to net loss from discontinued operations in our consolidated results of operations for the year ended December 31, 2013. Separately, on June 18, 2013, the Court of Appeal in France ruled against us in respect of outstanding VAT refund claims of $4 million made for the periods 2007 through 2009. We believe the merits of our VAT claims are valid and have appealed the decision to the Supreme Court. These amounts are included in the allowance for VAT receivables above.

Legal Proceedings—

While certain legal proceedings and related indemnification obligations to which we are a party specify the amounts claimed, such claims may not represent reasonably possible losses. Given the inherent uncertainties of litigation, the ultimate outcome of these matters cannot be predicted at this time, nor can the amount of possible loss or range of loss, if any, be reasonably estimated, except in circumstances where an aggregate litigation accrual has been recorded for probable and reasonably estimable loss contingencies. A determination of the amount of accrual required, if any, for these contingencies is made after careful analysis of each matter. The required accrual may change in the future due to new information or developments in each matter or changes in approach such as a change in settlement strategy in dealing with these matters.

Litigation and Administrative Audit Proceedings Relating to Hotel Occupancy Taxes

Over the past nine years, various state and local governments in the United States have filed approximately 70 lawsuits against us and other OTAs pertaining primarily to whether Travelocity and other OTAs owe sales or occupancy taxes on some or all of the revenues they earn from facilitating hotel reservations using the merchant revenue model. In the merchant revenue model, the customer pays us an amount at the time of booking that includes (i) service fees, which we collect, and (ii) the price of the hotel room and amounts for occupancy or other local taxes, which we pass along to the hotel supplier. The complaints generally allege, among other things, that the defendants failed to pay to the relevant taxing authority hotel accommodations taxes on the service fees. Courts have dismissed approximately 30 of these lawsuits, some for failure to exhaust administrative remedies and some on the basis that we are not subject to the sales or occupancy tax at issue based on the construction of the language in the ordinance. The Fourth, Sixth and Eleventh Circuits of the United States Courts of Appeals each have ruled in our favor on the merits, as have state appellate courts in Missouri, Alabama, Texas, California, Kentucky, Florida and Pennsylvania, and a number of state and federal trial courts. The remaining lawsuits are in various stages of litigation. We have also settled some cases individually for nuisance value and, with respect to such settlements, have reserved our rights to challenge any effort by the applicable tax authority to impose occupancy taxes in the future.

Among the recent favorable decisions, on January 23, 2013, the California Supreme Court declined to hear the appeals of the City of Anaheim and the City of Santa Monica from lower court decisions in favor of Travelocity and other OTAs on the issue of whether local occupancy taxes apply to the merchant revenue model. We and other OTAs have also prevailed on summary judgment motions in San Francisco and Los Angeles. We believe these decisions should be helpful in resolving any other California cases, which are either currently pending or subsequently brought, in our favor.

Similarly, on January 23, 2013, the Missouri Court of Appeals upheld a lower court decision in favor of Travelocity and other OTAs on the issue of whether local occupancy taxes in the City of Branson apply to the merchant revenue model. On February 28, 2013, the First District Court of Appeals in Florida affirmed a summary judgment ruling in favor of Travelocity and other OTAs on the issue of whether local accommodation taxes levied by Leon County and 18 other counties in Florida apply to the merchant revenue model. The Florida Supreme Court is currently reviewing this decision. Likewise, on March 29, 2013, a federal district court in New Mexico granted summary judgment, ruling that OTAs are not vendors subject to hotel occupancy tax in New Mexico. On December 13, 2013, the Eleventh Circuit Court of Appeals affirmed summary judgment in our favor in a case that had been pending in Rome, Georgia, finding there was no evidence that we collected but failed to remit tax that the counties could not recover on their common law claims, and that there is no basis in Georgia law (statutory or otherwise) for an award of back taxes. On March 5, 2014, the California Court of Appeals affirmed the trial court’s grant of summary judgment in our favor in the hotel occupancy tax litigation brought against us by the City of San Diego. On March 7, 2014, the trial court in our lawsuit with the Montana Department of Revenue granted our (and the other OTA defendants’) motion for summary judgment.

Although we have prevailed in the majority of these lawsuits and proceedings, there have been several adverse judgments or decisions on the merits some of which are subject to appeal.

Among the recent adverse decisions, on June 21, 2013, a state trial court in Cook County, Illinois granted summary judgment in favor of the City of Chicago and against Travelocity and other OTAs, ruling that the City’s hotel tax applies to the fees retained by the OTAs because, according to the trial court, OTAs act as hotel “managers” when facilitating hotel reservations. The court did not address damages. After final judgment is entered, Travelocity intends to appeal the court’s decision on the basis that we do not believe that we manage hotels.

On November 21, 2013, the New York State Court of Appeals ruled against Travelocity and other OTAs, holding that New York City’s hotel occupancy tax, which was amended in 2009 to capture revenue from fees charged to customers by third-party travel companies, is constitutional because such fees constitute rent as they are a condition of occupancy. We have been collecting and remitting taxes under the statute, so the ruling does not have any impact on our financial results in that regard.

On April 4, 2013, the United States District Court for the Western District of Texas (“W.D.T.”) entered a final judgment against Travelocity and other OTAs in a class action lawsuit filed by the City of San Antonio. The final judgment was based on a jury verdict from October 30, 2009 that the OTAs “control” hotels for purposes of city hotel occupancy taxes. Following that jury verdict, on July 1, 2011, the W.D.T. concluded that fees charged by the OTAs are subject to city hotel occupancy taxes and that the OTAs have a duty to assess, collect and remit these taxes. We disagree with the jury’s finding that we “control” hotels, and with the W.D.T.’s conclusions based on the jury finding, and intend to appeal the final judgment to the United States Court of Appeals for the Fifth Circuit.

We believe the Fifth Circuit’s resolution of the San Antonio appeal may be affected by a separate Texas state appellate court decision in our favor. On October 26, 2011, the Fourteenth Court of Appeals of Texas affirmed a trial court’s summary judgment ruling in favor of the OTAs in a case brought by the City of Houston and the Harris County-Houston Sports Authority on a similarly worded tax ordinance as the one at issue in the San Antonio case. The Texas Supreme Court denied the City of Houston’s petition to review the case. We believe this decision should provide persuasive authority to the Fifth Circuit in its review of the San Antonio case.

On September 24, 2012, a trial court in Washington D.C. granted summary judgment in favor of the District of Columbia on its claim that the OTAs are subject to hotel occupancy tax. The court has not yet addressed any questions related to damages, but is expected to do so during the first quarter of 2014. After final judgment is entered, Travelocity intends to appeal the court’s decision.

In late 2012, the Tax Appeal Court of the State of Hawaii granted summary judgment in favor of Travelocity and other OTAs on the issue of whether Hawaii’s hotel occupancy tax applies to the merchant revenue model. However, in January 2013, the same court granted summary judgment in favor of the State of Hawaii and against Travelocity and other OTAs on the issue of whether the state’s general excise tax, which is assessed on all business activity in the state, applies to the merchant revenue model for the period from 2002 to 2011.

We expensed $19 million and $25 million in cost of revenue for the years ended December 31, 2013 and 2012, respectively, which represents the amount we would owe to the State of Hawaii, prior to appealing the Tax Appeal Court’s ruling, in back excise taxes, penalties and interest based on the court’s interpretation of the statute. In 2013, we made payments totaling $35 million and maintained an accrued liability of $9 million as of December 31, 2013. Payment of such amount is not an admission that we believe we are subject to the taxes in question.

Travelocity has appealed the Tax Appeal Court’s determination that we are subject to general excise tax, as we believe the decision is incorrect and inconsistent with the same court’s prior rulings. If any such taxes are in fact owed (which we dispute), we believe the correct amount would be under $10 million. The ultimate resolution of these contingencies may differ from the liabilities recorded. To the extent our appeal is successful in reducing or eliminating the assessed amounts, the State of Hawaii would be required to refund such amounts, plus interest. On May 20, 2013, the State of Hawaii issued an additional general excise tax assessment for the calendar year 2012. Travelocity has appealed this recent assessment to the Tax Appeal Court, and this assessment has been stayed pending a final appellate decision on the original assessment.

On December 9, 2013, the State of Hawaii also issued assessments of general excise tax for merchant rental car bookings facilitated by Travelocity and other OTAs for the period 2001 to 2012 for which we recorded a $2 million reserve in the fourth quarter of 2013. Travelocity intends to appeal the assessment to the Tax Appeal Court and does not believe the excise tax is applicable.

The aggregate impact to our results of operations for all litigation and administrative proceedings relating to hotel sales, occupancy or excise taxes for the years ended December 31, 2013, 2012 and 2011 was $27 million, $25 million, and $2 million, respectively, which include all amounts expensed related to the State of Hawaii during those periods. As of December 31, 2013, we have a remaining reserve of $18 million, included in other accrued liabilities in the consolidated balance sheet, for the potential resolution of issues identified related to litigation involving hotel sales, occupancy or excise taxes, which includes the $9 million liability for the remaining payments to the State of Hawaii. As of December 31, 2012, the reserve for litigation involving hotel sales, occupancy or excise taxes was $28 million. Our estimated liability is based on our current best estimate but the ultimate resolution of these issues may be greater or less than the amount recorded and, if greater, could adversely affect our results of operations.

In addition to the actions by the tax authorities, four consumer class action lawsuits have been filed against us and other OTAs in which the plaintiffs allege that we made misrepresentations concerning the description of the fees received in relation to facilitating hotel reservations. Generally, the consumer claims relate to whether Travelocity and the other OTAs provided adequate notice to consumers regarding the nature of our fees and the amount of taxes charged or collected. One of these lawsuits was dismissed by the Texas Supreme Court and such dismissal was subsequently affirmed; one was voluntarily dismissed by the plaintiffs; one is pending in Texas state court, where the court is currently considering the plaintiffs’ motion to certify a class action; and the last is pending in federal court, but has been stayed pending the outcome of the Texas state court action. We believe the notice we provided was appropriate.

In addition to the lawsuits, a number of state and local governments have initiated inquiries, audits and other administrative proceedings that could result in an assessment of sales or occupancy taxes on fees. If we do not to prevail at the administrative level, those cases could lead to formal litigation proceedings.

Pursuant to our Expedia SMA, we will continue to be liable for fees, charges, costs and settlements relating to litigation arising from hotels booked on the Travelocity platform prior to the Expedia SMA. However, fees, charges, costs and settlements relating to litigation from hotels booked subsequent to the Expedia SMA will be shared with Expedia according to the terms of the Expedia SMA. Under the Expedia SMA, we are also required to guarantee Travelocity’s indemnification obligations to Expedia for any liabilities arising out of historical claims with respect to this type of litigation.

Airline Antitrust Litigation, US Airways Antitrust Litigation, and DoJ Investigation

American Airlines Litigation (state and federal court claims)—In October 2012 we settled two outstanding state and federal lawsuits with American Airlines (“American”) relating to American’s participation in the Sabre GDS. The litigation, primarily involving breach of contract and antitrust claims, arose in January 2011 after American undertook certain marketing activities relating to its “Direct Connect” program (a method of providing its information and booking services directly to travel agents without using a GDS), and we de-preferenced American’s flight information on the GDS and modified certain fees for booking American flights in a manner we believe was permitted under the terms of our distribution and services agreement with American.

American alleged that we had taken anticompetitive actions and claimed over $1 billion in actual damages and injunctive relief against us. We denied American’s allegations and aggressively defended against these claims and pursued our own legal rights as warranted.

On October 30, 2012, we agreed to settlement terms in the state and federal lawsuits with American and, as a result of the terms of the settlement, renewed our distribution agreement with American for several years. We also entered into renewal agreements with American for Travelocity. Terms of the settlement and distribution agreements were approved by the court presiding over the restructuring procedures for AMR, American’s parent company, pursuant to an order made final on December 20, 2012. The settlement agreement contains mutual releases of all claims by each party and neither party admits any wrong doing on their part. In January 2014, we reached a long-term agreement with American to be the provider of the reservation system for the post-merged American and US Airways.

We determined that the settlement agreement constitutes a multiple-element arrangement and recognized a settlement charge of $222 million, net of tax, into our results of operations, representing the estimate of the fair value of the settlement components. This included $64 million on an after tax basis for a $100 million payment made to AMR on December 21, 2012, and a $60 million on an after tax basis that represented the fair value of a second $100 million payment made to AMR in December 2013. The current portion of the settlement liability is reflected in litigation settlement payable and the non-current portion is included in other noncurrent liabilities in the consolidated balance sheets. Fair value of these fixed payment settlement components were estimated using our best estimates of the timing with the resulting values discounted using a discount rate ranging from 6% to 11.5%, depending on the timing of the payment and considering an adjustment for nonperformance risk that represents our own credit risk. The fair value of the settlement amounts associated with the new commercial agreements entered into with American was estimated using the differential cash flow method, by comparing the pricing under the new contracts with American to similar contracts with other customers to determine a differential. This pricing differential was applied to future estimated volumes and discounted using a discount rate of 11.5%. We believe that the timing, discount rates and probabilities used in these estimates reflect appropriate market participant assumptions.

Because the settlement liability is considered a multiple-element arrangement and recorded at fair value, the net charge recorded in 2012 consisted of several elements, including cash and future cash to be paid directly to American, payment credits to pay for future technology services that we provided as defined in the agreements and an estimate of the fair value of other agreements entered into concurrently with the settlement agreement.

Amounts shown are net of tax utilizing our combined federal and state marginal tax rate of approximately 36%. The associated tax benefits are expected to be realized over the next one to four years and payment credits are expected to be used by American from 2014 through 2017, depending on the level of services we provide.

US Airways Antitrust Litigation

In April 2011, US Airways sued us in federal court in the Southern District of New York, alleging violations of the Sherman Act Section 1(anticompetitive agreements) and Section 2 (monopolization). The complaint was filed two months after we entered into a new distribution agreement with US Airways. In September 2011, the court dismissed all claims relating to Section 2. The claims that were not dismissed are claims brought under Section 1 of the Sherman Act that relate to our contracts with airlines, especially US Airways itself, which US Airways says contain anticompetitive content-related provisions, and an alleged conspiracy with the other GDSs, allegedly to maintain the industry structure and not to implement US Airways’ preferred system of distributing its Choice Seats product. We strongly deny all of the allegations made by US Airways. In September 2013, US Airways issued a report in which it purported to quantify its damages at either $281 million or $425 million (before trebling), depending on certain assumptions. We believe both estimates are based on faulty assumptions and analysis and therefore are highly overstated. In the event US Airways were to prevail on the merits of its claim, we believe any monetary damages awarded (before trebling) would be significantly less than either of US Airways’ proposed damage amounts.

Document discovery and fact witness discovery are complete. We are now in the process of completing expert witness discovery. We expect to complete expert depositions in March 2014. Summary judgment motions are scheduled to be filed in April 2014, with full briefing of those motions expected to be completed in May 2014. All court settings are subject to change. No trial date has been set and we anticipate the most likely trial date would be in September or October 2014, assuming no delays with the court’s schedule and that we do not prevail completely with our summary judgment motions.

We have and will incur significant fees, costs and expenses for as long as the litigation is ongoing. In addition, litigation by its nature is highly uncertain and fraught with risk, and it is therefore difficult to predict the outcome of any particular matter. If favorable resolution of the matter is not reached, any monetary damages are subject to trebling under the antitrust laws and US Airways would be eligible to be reimbursed by us for its costs and attorneys’ fees. Depending on the amount of any such judgment, if we do not have sufficient cash on hand, we may be required to seek financing through the issuance of additional equity or from private or public financing. Additionally, US Airways can and has sought injunctive relief, though we believe injunctive relief for US Airways is precluded by the settlement agreement we reached with American Airlines in 2012, which covers affiliates, including through merger, of American Airlines. If injunctive relief were granted, depending on its scope, it could affect the manner in which our airline distribution business is operated and potentially force changes to the existing airline distribution business model. Any of these consequences could have a material adverse effect on our business, financial condition and results of operations.

Department of Justice Investigation

On May 19, 2011, we received a civil investigative demand (“CID”) from the U.S. Department of Justice (“DOJ”) investigating alleged anticompetitive acts related to the airline distribution component of our business. We are fully cooperating with the DOJ investigation and are unable to make any prediction regarding its outcome. The DOJ is also investigating other companies that own GDSs, and has sent CIDs to other companies in the travel industry. Based on its findings in the investigation, the DOJ may (i) close the file, (ii) seek a consent decree to remedy issues it believes violate the antitrust laws, or (iii) file suit against us for violating the antitrust laws, seeking injunctive relief. If injunctive relief were granted, depending on its scope, it could affect the manner in which our airline distribution business is operated and potentially force changes to the existing airline distribution business model. Any of these consequences would have a material adverse effect on our business, financial condition and results of operations.

Insurance Carriers

We have disputes against two of our insurance carriers for failing to reimburse defense costs incurred in the American Airlines antitrust litigation, which we settled in October 2012. Both carriers admitted there is coverage, but reserved their rights not to pay should we be found liable for certain of American Airlines’ allegations. Despite their admission of coverage, the insurers have only reimbursed us for a small portion of our significant defense costs. We filed suit against the entities in New York state court alleging breach of contract and a statutory cause of action for failure to promptly pay claims. If we prevail, we may recover some or all amounts already tendered to the insurance companies for payment within the limits of the policies and would be entitled to 18% interest on such amounts. To date, settlement discussions have been unsuccessful. The court has not scheduled a trial date though we anticipate trial to begin in the latter part of 2014.

Hotel Related Antitrust Proceedings

On August 20, 2012, two individuals alleging to represent a putative class of bookers of online hotel reservations filed a complaint against Sabre Holdings, Travelocity.com LP, and several other online travel companies and hotel chains in the U.S. District Court for the Northern District of California, alleging federal and state antitrust and related claims. The complaint alleges generally that the defendants conspired to enter into illegal agreements relating to the price of hotel rooms. Over 30 copycat suits were filed in various courts in the United States. In December 2012, the Judicial Panel on Multi-District Litigation centralized these cases in the U.S. District Court in the Northern District of Texas, which subsequently consolidated them. The proposed class period is January 1, 2003 through May 1, 2013. On June 15, 2013, the court granted Travelocity’s motion to compel arbitration of claims involving Travelocity bookings made on or after February 4, 2010. While all claims from February 4, 2010 through May 1, 2013 are now excluded from the lawsuit and must be arbitrated if pursued at all, the lawsuit still covers claims from January 1, 2003 through February 3, 2010. Together with the other defendants, Travelocity and Sabre filed a motion to dismiss. On February 18, 2014, the court granted the motion and dismissed the plaintiff’s claims without prejudice. The court gave the plaintiffs 30 days from the date of its February 18, 2014 order to seek leave to file an amended complaint. We deny any conspiracy or any anti-competitive actions and we intend to aggressively defend against the claims.

Even if we are ultimately successful in defending ourselves in this matter, we are likely to incur significant fees, costs and expenses for as long as it is ongoing. In addition, litigation by its nature is highly uncertain and fraught with risk, and it is difficult to predict the outcome of any particular matter. If favorable resolution of the matter is not reached, we could be subject to monetary damages, including treble damages under the antitrust laws, as well as injunctive relief. If injunctive relief were granted, depending on its scope, it could affect the manner in which our Travelocity business is operated and potentially force changes to the existing business model. Any of these consequences could have a material adverse effect on our business, financial condition and results of operations.

Litigation Relating to Value Added Tax Receivables

In the United Kingdom, the Commissioners for Her Majesty’s Revenue & Customs (“HMRC”) have asserted that our subsidiary, Secret Hotels2 Limited (formerly Med Hotels Limited), failed to account for United Kingdom Value Added Tax (“VAT”) on margins earned from hotels located within the European Union (“EU”). This business was sold in February 2009 to a third-party and we account for it as a discontinued operation. Because the sale was structured as an asset sale and we retained the company (Secret Hotels2 Limited) with all potential tax liabilities in respect of the same. HMRC issued assessments of tax totaling approximately $11 million for the period October 1, 2004 to September 30, 2007. We appealed the assessments and in March 2010 the VAT and Duties Tribunal (“First Tribunal”) denied the appeal. We then appealed to the Upper Tribunal (Finance and Tax Chamber) and in July 2011 were successful overturning HMRC’s original assessment. HMRC appealed this decision to the Court of Appeal who on December 3, 2012 found against Secret Hotels2 Limited upholding the decision of the First Tribunal in favor of HMRC. Based upon this Court of Appeal judgment and the limited ability to obtain leave to appeal, we accrued $17 million of expense in discontinued operations during the year ended December 31, 2012, included in liabilities of discontinued operations in the consolidated balance sheet as of December 31, 2012. Secret Hotels2 Limited successfully obtained leave to appeal the Court of Appeal decision to the Supreme Court in 2013, which is the final court of appeal in the United Kingdom, and on March 5, 2014 judgment was given in favor of Secret Hotels2 Limited. We therefore reversed our reserve in 2013 in discontinued operations. Any further opportunities to appeal this decision through the European courts are considered remote.

Additionally, HMRC has begun a review of other parts of our lastminute.com business in the United Kingdom. We believe that we have paid the correct amount of VAT on all relevant transactions as now reinforced by the outcome of Secret Hotels 2 case with the Supreme Court and will vigorously defend our position with HMRC or through the courts if necessary.

Litigation Relating to Patent Infringement

In April 2010, CEATS, Inc. (“CEATS”) filed a patent infringement lawsuit against several ticketing companies and airlines, including JetBlue, in the Eastern District of Texas. CEATS alleged that the mouse-over seat map that appears on the defendants’ websites infringes certain of its patents. JetBlue’s website is provided by our Airline Solutions business under the SabreSonic Web service. On June 11, 2010, JetBlue requested that we indemnify and defend it for and against the CEATS lawsuit based on the indemnification provision in our agreement with JetBlue, and we agreed to a conditional indemnification. CEATS claimed damages of $0.30 per segment sold on JetBlue’s website during the relevant time period totaling $10 million. A jury trial began on March 12, 2012, which resulted in a jury verdict invalidating the plaintiff’s patents. Final judgment was entered and the plaintiff appealed. The Federal Circuit affirmed the jury’s decision in our favor on April 26, 2013. CEATS did not appeal the Federal Circuit’s decision, and its deadline to do so has passed. On June 28, 2013, the Eastern District denied CEATS’ previously filed motion to vacate the judgment based on an alleged conflict of interest with a mediator. CEATS has appealed that decision.

Indian Income Tax Litigation

We are currently a defendant in income tax litigation brought by the Indian Director of Income Tax (“DIT”) in the Supreme Court of India. The dispute arose in 1999 when the DIT asserted that we have a permanent establishment within the meaning of the Income Tax Treaty between the United States and the Republic of India and accordingly issued tax assessments for assessment years ending March 1998 and March 1999, and later issued further tax assessments for assessment years ending March 2000 through March 2006. We appealed the tax assessments and the Indian Commissioner of Income Tax Appeals returned a mixed verdict. We filed further appeals with the Income Tax Appellate Tribunal, or the ITAT. The ITAT ruled in our favor on June 19, 2009 and July 10, 2009, stating that no income would be chargeable to tax for assessment years ending March 1998 and March 1999, and from March 2000 through March 2006. The DIT appealed those decisions to the Delhi High Court, which found in our favor on July 19, 2010. The DIT has appealed the decision to the Supreme Court of India and no trial date has been set.

We intend to continue to aggressively defend against these claims. Although we do not believe that the outcome of the proceedings will result in a material impact on our business or financial condition, litigation is by its nature uncertain. If the DIT were to fully prevail on every claim, we could be subject to taxes, interest and penalties of approximately $25 million, which could have a material adverse effect on our business, financial condition and results of operations. We do not believe this outcome is probable and therefore have not made any provisions or recorded any liability for the potential resolution of this matter.

Litigation Relating to Routine Proceedings

We are also engaged from time to time in other routine legal and tax proceedings incidental to our business. We do not believe that any of these routine proceedings will have a material impact on the business or our financial condition.